Exhibit 99.1
                        CERTIFICATION OF PERIODIC REPORT



I, Harry Hargens, President , of InstaPay Systems, Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-QSB of the Company for the six months ended June 30, 2003 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 11, 2003



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                                             Harry Hargens, President/Director


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